                                                                    EXHIBIT 99.1


                                  PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                        ABFS Mortgage Loan Trust 1998-2

                            APPROXIMATE CLASS SIZES

                [$38,700,000]  Class A-1 FLOATING RATE CERTIFICATES


                [$14,200,000]  Class A-2 FIXED RATE CERTIFICATES


                [$24,900,000]  Class A-3 FIXED RATE CERTIFICATES


                [$14,100,000]  Class A-4 FIXED RATE CERTIFICATES


                [$14,480,000]  Class A-5 FIXED RATE CERTIFICATES


                [$11,820,000]  Class A-6 FIXED RATE CERTIFICATES
                                Non-Accelerated Senior













The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1998-2 transaction, and not by, or as agent, for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2


                               PRICING INFORMATION
                       ----------------------------------


Class:                  A-1*            A-2             A-3             A-4             A-5**           A-6
                                                                                                        NAS Bond

Approximate
Face Amount:      [38,700,000]    [14,200,000]      [24,900,000]    [14,100,000]    [14,480,000]      [11,820,000]

Coupon:                 []              []              []              []              []              []

Price:                  []              []              []              []              []              []

Yield:                  []              []              []              []              []              []

Spread:                 []              []              []              []              []              []

Exp Avg Life
to Maturity:         [0.959]yrs       [1.999]yrs     [3.098]yrs      [4.992]yrs       [9.957]yrs      [6.571]yrs

Exp Avg Life
to Call:             [0.959]yrs       [1.999]yrs     [3.098]yrs      [4.992]yrs       [8.017]yrs      [6.439]yrs

Exp 1st
Prin Pmt:            [07/25/98]       [02/25/00]     [10/25/00]      [07/25/02]       [08/25/04]      [07/25/01]

Exp Mat
to call:             [02/25/00]       [10/25/00]     [07/25/02]      [08/25/04]       [12/25/06]      [12/25/06]


Exp Mat:             [02/25/00]       [10/25/00]     [07/25/02]      [08/25/04]       [12/25/13]      [06/25/13]


Stated Mat:          [09/25/12]       [06/25/13]     [02/25/14]      [11/25/20]       [10/25/28]      [10/25/28]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [-----------------------------------------------XXX/98--------------------------------]

Investor
Settle Date:            6/18/98         6/18/98         6/18/98         6/18/98         6/18/98         6/18/98

Cut-off Date
(Close of Business):    5/31/98         5/31/98         5/31/98         5/31/98         5/31/98         5/31/98


Pmt Delay:              0 days          24 days         24 days         24 days         24 days         24 days

Dated Date:             6/18/98          6/1/98         6/1/98          6/1/98          6/1/98          6/1/98

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               7/25/98         7/25/98         7/25/98         7/25/98         7/25/98         7/25/98

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2


*Class A-1 Net Funds Cap:       The Pass-Through Rate on the Class A-1
                                Certificates will equal the lesser of:
                                1) Class A-1 Pass-Through Rate (One Month
                                LIBOR + [TBD]bps)
                                2) Available Funds Cap

Available Funds Cap:            A rate equal to the weighted average net coupon
                                rate (i.e., the gross weighted average coupon less [0.745]% for servicing fee, trustee fee and certificate insurer premium) for the Mortgage
                                Loans for such Distribution Date.

**Class A-5 Coupon  Step-up:    Class A-5 is priced to call. If the Servicer
                                does not exercise the Cleanup Call, the coupon on Class A-5 will increase 50 basis points.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A
                                Certificateholders (pro-rata); 7) Monthly principal to the Class A Certificateholders (as described below); 8) Excess cashflow to build over-collateralization ("O/C"); and 9) Any remaining excess cashflow to the holders of the Class R Certificates.

Class A Certificate
Principal Paydown:              1) To the Class A-6 Certificateholders -- the
                                Class A-6 Lockout Remittance Amount
                                2) To the Class A-1 through A-6 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:              The applicable Class A-6 Lockout Percentage
                                multiplied by the Class A-6 Lockout Pro Rata
                                Remittance Amount for such Payment Date.

                                THE CLASS A-6 Lockout Pertcentage
                                ----------------------------------
                                July 1998 to June 2001   ==>   0%
                                July 2001 to June 2003   ==>  45%
                                July 2003 to June 2004   ==>  80%
                                July 2004 to June 2005   ==> 100%
                                July 2005 and thereafter ==> 300%


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-2 Mortgage Pass-Through
                        Certificates, Series 1998-2 Class A-1 ("Floating Rate
                        Certificates") Class A-2, A-3, A-4, A-5, and A-6
                        ("Fixed-Rate Certificates", together with the Floating
                        Rate Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage Investment
                        Company will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$118,200,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           TBD

Investor
Settlement Date:        [6/18/98]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      [ L + TBD ]% on Class A-1 Certificates* [TBD ]% on Class
                        A-2 Certificates [TBD ]% on Class A-3 Certificates [TBD
                        ]% on Class A-4 Certificates [TBD ]% on Class A-5
                        Certificates [TBD ]% on Class A-6 Certificates (NAS
                        Bond)

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP (2.3% CPR in month 1 with monthly incremental
                        increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in July 1998. The payment delay will be zero days for the Floating Rate Certificates and 24 days for the Fixed Rate Certificates.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional Cleanup Call:  The Servicer may call the Class A Certificates on any
                        Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard &
                        Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  [The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. On the first payment date, 0% of the excess cashflow available will be directed to build O/C; after the first payment date, 80% of the excess cashflow available will be directed to build O/C until the pool initially reaches its required O/C target. After the pool initially reaches it required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level.]

Overcollateralization
Levels (Approx.):       [Initial O/C based on original collateral balance:
                        [1.50%] O/C Target based on original collateral balance:
                        [5.00%] These O/C percentages are subject to step-downs beginning in month [36] if certain tests are met.]

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the
                        Pre-funded Amount"), which will equal approximately
                        [$20,000,000] will be deposited in a Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement
                        Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R
                        Certificateholders) will be distributed to the Class A
                        Certificateholders on the August 25, 1998 Distribution
                        Date as a partial prepayment of principal of such Certificates.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Certificates will not be ERISA eligible
                        during the Funding Period. However, the Class A
                        Certificates may be ERISA eligible after the Funding
                        Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                        Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   S&P:     "AAA" for all Class A Certificates.
                        Moody's: "Aaa" for all Class A Certificates.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho at
                        (212) 778-4127 or Katya Sverdlov at (212) 778-8038.

                        FSG: Januar Laude at (212) 778-7176 or YQ Zhang at (212) 778-1196.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KATYA SVERDLOV AT:

                        IMPACT ID:  SVERDLOV
                        CCMAIL:     KATYA_SVERDLOV@CCMAIL.PRUSEC.COM

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $38,700,000.00                                                                  DATED DATE: 06/18/98
  CURRENT COUPON: TBD                                     abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $38,700,000.00           BOND A-1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/18/98

                                                 ASSUMED CONSTANT LIBOR-1M 5.6523
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24        32.664      29.246      30.679      33.296      34.488      35.620
     99-24+       30.995      27.790      29.134      31.588      32.705      33.766
     99-25        29.326      26.336      27.590      29.879      30.922      31.912
     99-25+       27.658      24.881      26.045      28.171      29.140      30.059
     99-26        25.990      23.427      24.502      26.464      27.358      28.206
     99-26+       24.322      21.973      22.958      24.757      25.576      26.354
     99-27        22.655      20.519      21.415      23.050      23.794      24.501
     99-27+       20.988      19.066      19.872      21.343      22.013      22.650

     99-28        19.321      17.613      18.329      19.637      20.233      20.798
     99-28+       17.655      16.161      16.787      17.931      18.452      18.947
     99-29        15.989      14.708      15.245      16.226      16.672      17.096
     99-29+       14.323      13.256      13.703      14.521      14.893      15.246
     99-30        12.658      11.804      12.162      12.816      13.113      13.396
     99-30+       10.993      10.353      10.621      11.111      11.335      11.547
     99-31         9.328       8.902       9.080       9.407       9.556       9.697
     99-31+        7.664       7.451       7.540       7.703       7.778       7.848

    100-00         6.000       6.000       6.000       6.000       6.000       6.000
    100-00+        4.336       4.550       4.460       4.297       4.223       4.152
    100-01         2.673       3.100       2.921       2.594       2.445       2.304
    100-01+        1.010       1.650       1.382       0.892       0.669       0.457
    100-02        -0.652       0.201      -0.157      -0.810      -1.108      -1.390
    100-02+       -2.315      -1.249      -1.696      -2.512      -2.884      -3.237
    100-03        -3.977      -2.697      -3.234      -4.213      -4.660      -5.083
    100-03+       -5.638      -4.146      -4.772      -5.914      -6.435      -6.929

    100-04        -7.299      -5.594      -6.309      -7.615      -8.210      -8.774
    100-04+       -8.960      -7.042      -7.846      -9.315      -9.984     -10.620
    100-05       -10.621      -8.490      -9.383     -11.015     -11.759     -12.464
    100-05+      -12.281      -9.937     -10.920     -12.715     -13.533     -14.309
    100-06       -13.941     -11.384     -12.456     -14.414     -15.306     -16.153
    100-06+      -15.601     -12.831     -13.992     -16.113     -17.079     -17.996
    100-07       -17.260     -14.277     -15.528     -17.812     -18.852     -19.840
    100-07+      -18.919     -15.723     -17.063     -19.510     -20.625     -21.683

First Payment      0.103       0.103       0.103       0.103       0.103       0.103
Average Life       0.959       1.106       1.039       0.936       0.895       0.860
Last Payment       1.686       2.019       1.853       1.603       1.519       1.436
Mod.Dur. @ 100-00  0.904       1.036       0.976       0.883       0.846       0.814
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,200,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $14,200,000.00                BOND A-2 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.266       6.281       6.275       6.263       6.257       6.251
     99-24+        6.257       6.274       6.267       6.254       6.247       6.241
     99-25         6.249       6.267       6.259       6.245       6.238       6.231
     99-25+        6.240       6.260       6.252       6.236       6.229       6.221
     99-26         6.232       6.253       6.244       6.227       6.219       6.211
     99-26+        6.223       6.246       6.236       6.219       6.210       6.201
     99-27         6.214       6.239       6.229       6.210       6.201       6.192
     99-27+        6.206       6.231       6.221       6.201       6.191       6.182

     99-28         6.197       6.224       6.213       6.192       6.182       6.172
     99-28+        6.189       6.217       6.206       6.183       6.173       6.162
     99-29         6.180       6.210       6.198       6.175       6.163       6.152
     99-29+        6.172       6.203       6.190       6.166       6.154       6.142
     99-30         6.163       6.196       6.183       6.157       6.145       6.132
     99-30+        6.155       6.189       6.175       6.148       6.135       6.122
     99-31         6.146       6.182       6.167       6.139       6.126       6.113
     99-31+        6.138       6.175       6.160       6.131       6.117       6.103

    100-00         6.129       6.168       6.152       6.122       6.107       6.093
    100-00+        6.121       6.161       6.144       6.113       6.098       6.083
    100-01         6.112       6.153       6.137       6.104       6.089       6.073
    100-01+        6.104       6.146       6.129       6.096       6.079       6.063
    100-02         6.095       6.139       6.121       6.087       6.070       6.053
    100-02+        6.087       6.132       6.114       6.078       6.061       6.043
    100-03         6.078       6.125       6.106       6.069       6.051       6.034
    100-03+        6.070       6.118       6.098       6.060       6.042       6.024

    100-04         6.061       6.111       6.091       6.052       6.033       6.014
    100-04+        6.053       6.104       6.083       6.043       6.023       6.004
    100-05         6.044       6.097       6.075       6.034       6.014       5.994
    100-05+        6.036       6.090       6.068       6.025       6.005       5.984
    100-06         6.027       6.083       6.060       6.017       5.995       5.974
    100-06+        6.019       6.076       6.053       6.008       5.986       5.965
    100-07         6.010       6.069       6.045       5.999       5.977       5.955
    100-07+        6.002       6.061       6.037       5.990       5.967       5.945

First Payment      1.686       2.019       1.853       1.603       1.519       1.436
Average Life       1.999       2.436       2.237       1.933       1.813       1.708
Last Payment       2.353       2.853       2.603       2.269       2.103       2.019
Mod.Dur. @ 100-00  1.830       2.199       2.032       1.773       1.669       1.578
Accrued Interest   0.296       0.296       0.296       0.296       0.296       0.296


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $24,900,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $24,900,000.00                BOND A-3 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.361       6.373       6.368       6.359       6.354       6.349
     99-24+        6.355       6.368       6.363       6.353       6.348       6.343
     99-25         6.350       6.364       6.358       6.347       6.341       6.336
     99-25+        6.344       6.359       6.353       6.341       6.335       6.329
     99-26         6.338       6.354       6.348       6.335       6.329       6.322
     99-26+        6.333       6.350       6.343       6.329       6.322       6.315
     99-27         6.327       6.345       6.338       6.323       6.316       6.309
     99-27+        6.321       6.340       6.333       6.317       6.310       6.302

     99-28         6.316       6.336       6.328       6.311       6.303       6.295
     99-28+        6.310       6.331       6.323       6.306       6.297       6.288
     99-29         6.304       6.326       6.317       6.300       6.291       6.282
     99-29+        6.298       6.322       6.312       6.294       6.284       6.275
     99-30         6.293       6.317       6.307       6.288       6.278       6.268
     99-30+        6.287       6.312       6.302       6.282       6.272       6.261
     99-31         6.281       6.308       6.297       6.276       6.265       6.254
     99-31+        6.276       6.303       6.292       6.270       6.259       6.248

    100-00         6.270       6.299       6.287       6.264       6.252       6.241
    100-00+        6.264       6.294       6.282       6.258       6.246       6.234
    100-01         6.258       6.289       6.277       6.252       6.240       6.227
    100-01+        6.253       6.285       6.272       6.246       6.233       6.221
    100-02         6.247       6.280       6.267       6.240       6.227       6.214
    100-02+        6.241       6.275       6.262       6.235       6.221       6.207
    100-03         6.236       6.271       6.257       6.229       6.214       6.200
    100-03+        6.230       6.266       6.252       6.223       6.208       6.194

    100-04         6.224       6.261       6.247       6.217       6.202       6.187
    100-04+        6.219       6.257       6.242       6.211       6.195       6.180
    100-05         6.213       6.252       6.236       6.205       6.189       6.173
    100-05+        6.207       6.248       6.231       6.199       6.183       6.167
    100-06         6.202       6.243       6.226       6.193       6.176       6.160
    100-06+        6.196       6.238       6.221       6.187       6.170       6.153
    100-07         6.190       6.234       6.216       6.181       6.164       6.146
    100-07+        6.184       6.229       6.211       6.176       6.157       6.140

First Payment      2.353       2.853       2.603       2.269       2.103       2.019
Average Life       3.098       3.903       3.535       2.974       2.754       2.564
Last Payment       4.103       5.269       4.686       3.936       3.603       3.353
Mod.Dur. @ 100-00  2.733       3.356       3.075       2.634       2.456       2.301
Accrued Interest   0.299       0.299       0.299       0.299       0.299       0.299

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,100,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $14,100,000.00                BOND A-4 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.585       6.594       6.590       6.583       6.579       6.576
     99-24+        6.581       6.591       6.587       6.579       6.575       6.571
     99-25         6.577       6.588       6.584       6.575       6.571       6.567
     99-25+        6.574       6.586       6.580       6.571       6.567       6.562
     99-26         6.570       6.583       6.577       6.567       6.562       6.557
     99-26+        6.566       6.580       6.574       6.563       6.558       6.553
     99-27         6.562       6.577       6.571       6.559       6.554       6.548
     99-27+        6.558       6.574       6.567       6.556       6.550       6.544

     99-28         6.555       6.571       6.564       6.552       6.545       6.539
     99-28+        6.551       6.568       6.561       6.548       6.541       6.535
     99-29         6.547       6.565       6.557       6.544       6.537       6.530
     99-29+        6.543       6.562       6.554       6.540       6.533       6.526
     99-30         6.540       6.559       6.551       6.536       6.529       6.521
     99-30+        6.536       6.556       6.547       6.532       6.524       6.517
     99-31         6.532       6.553       6.544       6.528       6.520       6.512
     99-31+        6.528       6.550       6.541       6.524       6.516       6.508

    100-00         6.525       6.547       6.537       6.520       6.512       6.503
    100-00+        6.521       6.544       6.534       6.516       6.507       6.498
    100-01         6.517       6.541       6.531       6.512       6.503       6.494
    100-01+        6.513       6.538       6.528       6.508       6.499       6.489
    100-02         6.509       6.535       6.524       6.505       6.495       6.485
    100-02+        6.506       6.532       6.521       6.501       6.491       6.480
    100-03         6.502       6.529       6.518       6.497       6.486       6.476
    100-03+        6.498       6.526       6.514       6.493       6.482       6.471

    100-04         6.494       6.523       6.511       6.489       6.478       6.467
    100-04+        6.491       6.520       6.508       6.485       6.474       6.462
    100-05         6.487       6.517       6.504       6.481       6.469       6.458
    100-05+        6.483       6.514       6.501       6.477       6.465       6.453
    100-06         6.479       6.511       6.498       6.473       6.461       6.449
    100-06+        6.476       6.508       6.495       6.469       6.457       6.444
    100-07         6.472       6.506       6.491       6.465       6.453       6.440
    100-07+        6.468       6.503       6.488       6.462       6.448       6.435

First Payment      4.103       5.269       4.686       3.936       3.603       3.353
Average Life       4.992       6.701       5.849       4.763       4.360       4.020
Last Payment       6.186       9.019       7.769       5.853       5.269       4.853
Mod.Dur. @ 100-00  4.137       5.258       4.717       3.976       3.686       3.435
Accrued Interest   0.309       0.309       0.309       0.309       0.309       0.309


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,480,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $14,480,000.00                BOND A-5 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                        Run to Maturity
                                                        ---------------

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.027       7.017       7.023       7.027       7.026       7.022
     99-24+        7.025       7.015       7.021       7.025       7.023       7.019
     99-25         7.022       7.013       7.019       7.023       7.021       7.017
     99-25+        7.020       7.011       7.017       7.020       7.018       7.014
     99-26         7.018       7.009       7.015       7.018       7.016       7.011
     99-26+        7.016       7.007       7.012       7.016       7.013       7.008
     99-27         7.013       7.005       7.010       7.013       7.011       7.006
     99-27+        7.011       7.003       7.008       7.011       7.008       7.003

     99-28         7.009       7.001       7.006       7.009       7.006       7.000
     99-28+        7.007       6.999       7.004       7.006       7.003       6.998
     99-29         7.004       6.997       7.002       7.004       7.001       6.995
     99-29+        7.002       6.995       7.000       7.002       6.998       6.992
     99-30         7.000       6.993       6.998       6.999       6.995       6.989
     99-30+        6.998       6.991       6.996       6.997       6.993       6.987
     99-31         6.995       6.990       6.994       6.995       6.990       6.984
     99-31+        6.993       6.988       6.992       6.992       6.988       6.981

    100-00         6.991       6.986       6.990       6.990       6.985       6.979
    100-00+        6.988       6.984       6.988       6.988       6.983       6.976
    100-01         6.986       6.982       6.986       6.985       6.980       6.973
    100-01+        6.984       6.980       6.984       6.983       6.978       6.970
    100-02         6.982       6.978       6.982       6.981       6.975       6.968
    100-02+        6.979       6.976       6.980       6.978       6.973       6.965
    100-03         6.977       6.974       6.978       6.976       6.970       6.962
    100-03+        6.975       6.972       6.976       6.973       6.968       6.959

    100-04         6.973       6.970       6.974       6.971       6.965       6.957
    100-04+        6.970       6.968       6.972       6.969       6.963       6.954
    100-05         6.968       6.966       6.970       6.966       6.960       6.951
    100-05+        6.966       6.964       6.968       6.964       6.958       6.949
    100-06         6.964       6.963       6.966       6.962       6.955       6.946
    100-06+        6.961       6.961       6.964       6.959       6.953       6.943
    100-07         6.959       6.959       6.961       6.957       6.950       6.940
    100-07+        6.957       6.957       6.959       6.955       6.948       6.938

First Payment      6.186       9.019       7.769       5.853       5.269       4.853
Average Life       9.957      12.472      11.474       9.486       8.596       7.769
Last Payment      15.519      18.853      17.436      15.186      15.019      14.936
Mod.Dur. @ 100-00  6.891       8.072       7.631       6.649       6.177       5.721
Accrued Interest   0.325       0.325       0.325       0.325       0.325       0.325


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



 CURRENT BALANCE: $14,480,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $14,480,000.00                BOND A-5 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                      Run to the Call
                                                    ------------------


                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.955       6.961       6.959       6.953       6.950       6.947
     99-24+        6.952       6.959       6.956       6.951       6.947       6.944
     99-25         6.949       6.956       6.954       6.948       6.945       6.941
     99-25+        6.947       6.954       6.952       6.945       6.942       6.938
     99-26         6.944       6.952       6.949       6.942       6.939       6.935
     99-26+        6.942       6.950       6.947       6.940       6.936       6.932
     99-27         6.939       6.948       6.945       6.937       6.933       6.928
     99-27+        6.936       6.946       6.942       6.934       6.930       6.925

     99-28         6.934       6.943       6.940       6.932       6.927       6.922
     99-28+        6.931       6.941       6.938       6.929       6.924       6.919
     99-29         6.929       6.939       6.935       6.926       6.921       6.916
     99-29+        6.926       6.937       6.933       6.923       6.918       6.913
     99-30         6.923       6.935       6.931       6.921       6.915       6.910
     99-30+        6.921       6.933       6.928       6.918       6.912       6.906
     99-31         6.918       6.931       6.926       6.915       6.909       6.903
     99-31+        6.916       6.928       6.924       6.913       6.906       6.900

    100-00         6.913       6.926       6.921       6.910       6.904       6.897
    100-00+        6.910       6.924       6.919       6.907       6.901       6.894
    100-01         6.908       6.922       6.917       6.904       6.898       6.891
    100-01+        6.905       6.920       6.915       6.902       6.895       6.887
    100-02         6.902       6.918       6.912       6.899       6.892       6.884
    100-02+        6.900       6.915       6.910       6.896       6.889       6.881
    100-03         6.897       6.913       6.908       6.894       6.886       6.878
    100-03+        6.895       6.911       6.905       6.891       6.883       6.875

    100-04         6.892       6.909       6.903       6.888       6.880       6.872
    100-04+        6.889       6.907       6.901       6.885       6.877       6.869
    100-05         6.887       6.905       6.898       6.883       6.874       6.865
    100-05+        6.884       6.903       6.896       6.880       6.871       6.862
    100-06         6.882       6.900       6.894       6.877       6.869       6.859
    100-06+        6.879       6.898       6.891       6.875       6.866       6.856
    100-07         6.876       6.896       6.889       6.872       6.863       6.853
    100-07+        6.874       6.894       6.887       6.869       6.860       6.850

First Payment      6.186       9.019       7.769       5.853       5.269       4.853
Average Life       8.017      10.435       9.404       7.614       6.907       6.285
Last Payment       8.519      10.686       9.686       8.186       7.603       7.019
Mod.Dur. @ 100-00  5.975       7.233       6.725       5.745       5.328       4.945
Accrued Interest   0.325       0.325       0.325       0.325       0.325       0.325



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $11,820,000.00                                                                  DATED DATE: 06/01/98
          COUPON: TBD                                      abfs82                              FIRST PAYMENT: 07/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $11,820,000.00                BOND A-6 BE-YIELD TABLE                     YIELD TABLE DATE: 06/18/98

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   23.0%      18.00%      20.00%      24.00%      26.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.482       6.484       6.483       6.482       6.481       6.481
     99-24+        6.479       6.481       6.480       6.479       6.478       6.478
     99-25         6.476       6.478       6.477       6.476       6.475       6.475
     99-25+        6.473       6.475       6.474       6.473       6.472       6.471
     99-26         6.470       6.472       6.471       6.470       6.469       6.468
     99-26+        6.467       6.469       6.468       6.467       6.466       6.465
     99-27         6.464       6.466       6.465       6.463       6.463       6.462
     99-27+        6.461       6.463       6.462       6.460       6.460       6.459

     99-28         6.458       6.461       6.459       6.457       6.456       6.456
     99-28+        6.455       6.458       6.456       6.454       6.453       6.453
     99-29         6.452       6.455       6.454       6.451       6.450       6.449
     99-29+        6.449       6.452       6.451       6.448       6.447       6.446
     99-30         6.446       6.449       6.448       6.445       6.444       6.443
     99-30+        6.443       6.446       6.445       6.442       6.441       6.440
     99-31         6.440       6.443       6.442       6.439       6.438       6.437
     99-31+        6.437       6.440       6.439       6.436       6.435       6.434

    100-00         6.434       6.437       6.436       6.433       6.432       6.431
    100-00+        6.431       6.435       6.433       6.430       6.429       6.427
    100-01         6.428       6.432       6.430       6.427       6.426       6.424
    100-01+        6.425       6.429       6.427       6.424       6.422       6.421
    100-02         6.422       6.426       6.424       6.421       6.419       6.418
    100-02+        6.419       6.423       6.421       6.418       6.416       6.415
    100-03         6.415       6.420       6.418       6.415       6.413       6.412
    100-03+        6.412       6.417       6.415       6.412       6.410       6.409

    100-04         6.409       6.414       6.412       6.409       6.407       6.406
    100-04+        6.406       6.412       6.409       6.406       6.404       6.402
    100-05         6.403       6.409       6.406       6.402       6.401       6.399
    100-05+        6.400       6.406       6.403       6.399       6.398       6.396
    100-06         6.397       6.403       6.401       6.396       6.395       6.393
    100-06+        6.394       6.400       6.398       6.393       6.392       6.390
    100-07         6.391       6.397       6.395       6.390       6.388       6.387
    100-07+        6.388       6.394       6.392       6.387       6.385       6.384

First Payment      3.103       3.103       3.103       3.103       3.103       3.103
Average Life       6.571       6.986       6.804       6.503       6.382       6.277
Last Payment      15.019      15.019      15.019      15.019      15.019      14.769
Mod.Dur. @ 100-00  5.151       5.399       5.291       5.109       5.034       4.969
Accrued Interest   0.304       0.304       0.304       0.304       0.304       0.304

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS82
     -  Cut Off Date of Tape is  5/31/98
     -  fix
     -      $74,038,487.51
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     984

Aggregate Unpaid Principal Balance:                $74,038,487.51
Aggregate Original Principal Balance:              $74,098,085.75

Weighted Average Net Coupon:                              10.959%
Net Coupon Range:                               7.740% -  17.490%

Weighted Average Gross Coupon:                            11.459%
Gross Coupon Range:                             8.240% -  17.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $75,242.37
Average Original Principal Balance:                    $75,302.93

Maximum Unpaid Principal Balance:                     $375,000.00
Minimum Unpaid Principal Balance:                       $9,708.20

Maximum Original Principal Balance:                   $375,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          226.871
Stated Rem Term Range:                          20.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        290.889
Amortized Rem Term Range:                       36.000 -  360.132

Weighted Average Age (Original Term - Rem Term):            0.402
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           227.272
Original Term Range:                            24.000 -  360.000

Weighted Average Combined LTV:                             76.027
Combined LTV Range:                             6.990% - 105.000%

--------------------------------------------------------------------------------


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 8.00% < Gross Coupon <=  8.25%          2          179,073.08          0.24
 8.25% < Gross Coupon <=  8.50%         16        1,148,124.62          1.55
 8.50% < Gross Coupon <=  8.75%          3          246,581.34          0.33
 8.75% < Gross Coupon <=  9.00%         36        3,828,834.53          5.17
 9.00% < Gross Coupon <=  9.25%         16        1,809,301.31          2.44
 9.25% < Gross Coupon <=  9.50%         52        3,738,367.89          5.05
 9.50% < Gross Coupon <=  9.75%         40        3,280,946.07          4.43
 9.75% < Gross Coupon <= 10.00%         90        8,078,472.77         10.91
10.00% < Gross Coupon <= 10.25%         21        1,682,060.63          2.27
10.25% < Gross Coupon <= 10.50%         77        6,498,589.72          8.78
10.50% < Gross Coupon <= 10.75%         28        2,705,868.79          3.65
10.75% < Gross Coupon <= 11.00%        124        8,792,757.89         11.88
11.00% < Gross Coupon <= 11.25%         25        2,231,684.33          3.01
11.25% < Gross Coupon <= 11.50%         35        3,097,830.47          4.18
11.50% < Gross Coupon <= 11.75%         43        2,343,176.32          3.16
11.75% < Gross Coupon <= 12.00%         84        5,222,198.18          7.05
12.00% < Gross Coupon <= 12.25%          8          968,858.58          1.31
12.25% < Gross Coupon <= 12.50%         42        2,875,718.21          3.88
12.50% < Gross Coupon <= 12.75%         10          602,655.19          0.81
12.75% < Gross Coupon <= 13.00%         54        2,878,788.17          3.89
13.00% < Gross Coupon <= 13.25%          3          310,915.51          0.42
13.25% < Gross Coupon <= 13.50%         17          682,426.00          0.92
13.50% < Gross Coupon <= 13.75%          2          205,715.67          0.28
13.75% < Gross Coupon <= 14.00%         30        1,410,007.71          1.90
14.25% < Gross Coupon <= 14.50%          4          216,014.09          0.29
14.50% < Gross Coupon <= 14.75%          2           89,200.00          0.12
14.75% < Gross Coupon <= 15.00%          3          313,900.00          0.42
15.25% < Gross Coupon <= 15.50%          5          268,888.49          0.36
15.50% < Gross Coupon <= 15.75%          4          714,750.00          0.97
15.75% < Gross Coupon <= 16.00%        101        6,786,042.22          9.17
16.00% < Gross Coupon <= 16.25%          2           80,000.00          0.11
16.25% < Gross Coupon <= 16.50%          2          244,739.73          0.33
16.75% < Gross Coupon <= 17.00%          2          261,000.00          0.35
17.50% < Gross Coupon <= 18.00%          1          245,000.00          0.33
--------------------------------------------------------------------------------
Total..........                        984     $     74,038,487.51    100.00%
================================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                ORIGINAL TERM


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 12 < Orig. Term <=  24        1         114,658.81           0.15%
 24 < Orig. Term <=  36        2         380,000.00           0.51%
 48 < Orig. Term <=  60       24         632,166.39           0.85%
 60 < Orig. Term <=  72        1          49,215.00           0.07%
 72 < Orig. Term <=  84       14         633,337.01           0.86%
 84 < Orig. Term <=  96        3          95,595.51           0.13%
108 < Orig. Term <= 120       68       2,154,918.73           2.91%
132 < Orig. Term <= 144        3         116,769.68           0.16%
144 < Orig. Term <= 156        2         135,317.35           0.18%
168 < Orig. Term <= 180      521      40,616,133.90          54.86%
228 < Orig. Term <= 240      168      11,055,565.51          14.93%
288 < Orig. Term <= 300        7         820,250.75           1.11%
324 < Orig. Term <= 336        1         193,500.00           0.26%
348 < Orig. Term <= 360      169      17,041,058.87          23.02%
-------------------------------------------------------------------
Total............          984        74,038,487.51         100.00%
===================================================================


                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 12 < Rem Term <=  24          1         114,658.81           0.15%
 24 < Rem Term <=  36          2         380,000.00           0.51%
 48 < Rem Term <=  60         24         632,166.39           0.85%
 60 < Rem Term <=  72          1          49,215.00           0.07%
 72 < Rem Term <=  84         14         633,337.01           0.86%
 84 < Rem Term <=  96          3          95,595.51           0.13%
 96 < Rem Term <= 108          1          11,091.86           0.01%
108 < Rem Term <= 120         67       2,143,826.87           2.90%
132 < Rem Term <= 144          3         116,769.68           0.16%
144 < Rem Term <= 156          2         135,317.35           0.18%
168 < Rem Term <= 180        521      40,616,133.90          54.86%
228 < Rem Term <= 240        168      11,055,565.51          14.93%
288 < Rem Term <= 300          7         820,250.75           1.11%
324 < Rem Term <= 336          1         193,500.00           0.26%
348 < Rem Term <= 360        169      17,041,058.87          23.02%
-------------------------------------------------------------------
Total............          984        74,038,487.51         100.00%
===================================================================



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 3          82,918.63       0.11
 10.000 < CLTV <=  15.000                 3          41,308.20       0.06
 15.000 < CLTV <=  20.000                 3          77,840.94       0.11
 20.000 < CLTV <=  25.000                 6         209,960.41       0.28
 25.000 < CLTV <=  30.000                10         316,101.77       0.43
 30.000 < CLTV <=  35.000                11         525,101.79       0.71
 35.000 < CLTV <=  40.000                18         666,021.11       0.90
 40.000 < CLTV <=  45.000                13         645,019.11       0.87
 45.000 < CLTV <=  50.000                25       2,033,299.26       2.75
 50.000 < CLTV <=  55.000                29       2,273,295.02       3.07
 55.000 < CLTV <=  60.000                39       2,780,859.87       3.76
 60.000 < CLTV <=  65.000                47       3,474,004.58       4.69
 65.000 < CLTV <=  70.000                86       6,427,634.00       8.68
 70.000 < CLTV <=  75.000               135       8,239,381.57      11.13
 75.000 < CLTV <=  80.000               221      16,705,889.46      22.56
 80.000 < CLTV <=  85.000               165      12,180,817.28      16.45
 85.000 < CLTV <=  90.000               163      16,942,691.59      22.88
 90.000 < CLTV <=  95.000                 4         266,542.92       0.36
 95.000 < CLTV <= 100.000                 2          55,300.00       0.07
100.000 < CLTV <= 105.000                 1          94,500.00       0.13
--------------------------------------------------------------------------
Total....................               984 $     74,038,487.51  100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       6           59,560.86       0.08
    10,000 < Balance <=    15,000      31          419,029.31       0.57
    15,000 < Balance <=    20,000      54        1,015,148.75       1.37
    20,000 < Balance <=    25,000      60        1,411,852.50       1.91
    25,000 < Balance <=    30,000      63        1,775,206.10       2.40
    30,000 < Balance <=    35,000      47        1,552,450.93       2.10
    35,000 < Balance <=    40,000      68        2,595,977.43       3.51
    40,000 < Balance <=    45,000      51        2,204,297.17       2.98
    45,000 < Balance <=    50,000      47        2,284,782.62       3.09
    50,000 < Balance <=    55,000      46        2,436,762.84       3.29
    55,000 < Balance <=    60,000      53        3,057,366.32       4.13
    60,000 < Balance <=    65,000      18        1,133,975.03       1.53
    65,000 < Balance <=    70,000      33        2,233,307.83       3.02
    70,000 < Balance <=    75,000      33        2,402,793.05       3.25
    75,000 < Balance <=    80,000      32        2,494,261.68       3.37
    80,000 < Balance <=    85,000      24        1,981,678.50       2.68
    85,000 < Balance <=    90,000      27        2,382,718.83       3.22
    90,000 < Balance <=    95,000      28        2,603,372.36       3.52
    95,000 < Balance <=   100,000      30        2,926,493.23       3.95
   100,000 < Balance <=   105,000      21        2,167,137.45       2.93
   105,000 < Balance <=   110,000      16        1,722,260.35       2.33
   110,000 < Balance <=   115,000      16        1,803,002.24       2.44
   115,000 < Balance <=   120,000      12        1,411,312.81       1.91
   120,000 < Balance <=   125,000      15        1,845,720.63       2.49
   125,000 < Balance <=   130,000      18        2,307,785.11       3.12
   130,000 < Balance <=   135,000      11        1,461,604.71       1.97
   135,000 < Balance <=   140,000      10        1,378,299.43       1.86
   140,000 < Balance <=   145,000      13        1,857,607.93       2.51
   145,000 < Balance <=   150,000       7        1,031,998.65       1.39
   150,000 < Balance <=   200,000      54        9,336,353.49      12.61
   200,000 < Balance <=   250,000      18        3,995,473.36       5.40
   250,000 < Balance <=   300,000      11        3,017,168.19       4.08
   300,000 < Balance <=   350,000      10        3,356,727.82       4.53
   350,000 < Balance <=   400,000       1          375,000.00       0.51
--------------------------------------------------------------------------
Total....................            984      $     74,038,487.51 100.00%
==========================================================================

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       6           59,560.86       0.08
    10,000 < Balance <=    15,000      31          419,029.31       0.57
    15,000 < Balance <=    20,000      54        1,015,148.75       1.37
    20,000 < Balance <=    25,000      60        1,411,852.50       1.91
    25,000 < Balance <=    30,000      63        1,775,206.10       2.40
    30,000 < Balance <=    35,000      48        1,587,443.84       2.14
    35,000 < Balance <=    40,000      67        2,560,984.52       3.46
    40,000 < Balance <=    45,000      51        2,204,297.17       2.98
    45,000 < Balance <=    50,000      47        2,284,782.62       3.09
    50,000 < Balance <=    55,000      46        2,436,762.84       3.29
    55,000 < Balance <=    60,000      53        3,057,366.32       4.13
    60,000 < Balance <=    65,000      18        1,133,975.03       1.53
    65,000 < Balance <=    70,000      33        2,233,307.83       3.02
    70,000 < Balance <=    75,000      33        2,402,793.05       3.25
    75,000 < Balance <=    80,000      32        2,494,261.68       3.37
    80,000 < Balance <=    85,000      24        1,981,678.50       2.68
    85,000 < Balance <=    90,000      27        2,382,718.83       3.22
    90,000 < Balance <=    95,000      29        2,698,281.29       3.64
    95,000 < Balance <=   100,000      29        2,831,584.30       3.82
   100,000 < Balance <=   105,000      21        2,167,137.45       2.93
   105,000 < Balance <=   110,000      17        1,832,231.93       2.47
   110,000 < Balance <=   115,000      16        1,807,875.42       2.44
   115,000 < Balance <=   120,000      11        1,296,468.05       1.75
   120,000 < Balance <=   125,000      15        1,845,720.63       2.49
   125,000 < Balance <=   130,000      18        2,307,785.11       3.12
   130,000 < Balance <=   135,000      11        1,461,604.71       1.97
   135,000 < Balance <=   140,000      10        1,378,299.43       1.86
   140,000 < Balance <=   145,000      13        1,857,607.93       2.51
   145,000 < Balance <=   150,000       7        1,031,998.65       1.39
   150,000 < Balance <=   200,000      55        9,536,214.83      12.88
   200,000 < Balance <=   250,000      17        3,795,612.02       5.13
   250,000 < Balance <=   300,000      11        3,017,168.19       4.08
   300,000 < Balance <=   350,000      10        3,356,727.82       4.53
   350,000 < Balance <=   400,000       1          375,000.00       0.51
--------------------------------------------------------------------------
Total....................            984      $     74,038,487.51 100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Colorado                   1                 112,000.00         0.15
Connecticut               17                 905,425.45         1.22
Delaware                  34               2,950,107.74         3.98
Florida                   25               1,797,234.78         2.43
Georgia                   76               5,628,182.64         7.60
Illinois                   6                 472,300.00         0.64
Indiana                    6                 215,866.00         0.29
Kentucky                   6                 354,980.97         0.48
Massachsetts               1                  23,000.00         0.03
Maryland                  32               2,470,887.57         3.34
Michigan                   1                  56,039.06         0.08
Mississippi               13               1,131,756.78         1.53
North Carolina            15                 761,489.07         1.03
New Jersey               248              22,211,559.47        30.00
New York                 113              10,795,048.25        14.58
Ohio                      21               1,133,682.28         1.53
Pennsylvania             325              19,829,037.03        26.78
South Carolina             5                 234,216.42         0.32
Tennessee                  7                 242,515.15         0.33
Virginia                  32               2,713,158.85         3.66
--------------------------------------------------------------------------
Total...............     984            $     74,038,487.51   100.00%
==========================================================================

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                                4           386,914.56       0.52
Commercial                        10         1,392,000.00       1.88
1-4 Resid Leasehold               67         7,236,851.39       9.77
Townhouses                       109         4,432,875.05       5.99
Condominiums                      22         1,433,157.07       1.94
Single Family Detached           735        55,249,465.57      74.62
Mobile Home                        4           161,223.87       0.22
5+ Family                          2           380,000.00       0.51
Mercantile Building               31         3,366,000.00       4.55
--------------------------------------------------------------------------
Total...............             984      $     74,038,487.51 100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       867    64,295,347.40          86.84
Investor                          65     4,074,606.83           5.50
Vacation/Second Home              11       910,533.28           1.23
Corporate                         41     4,758,000.00           6.43
--------------------------------------------------------------------------
Total..................          984  $     74,038,487.51     100.00%
==========================================================================


                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        731              63,055,656.92        85.17
2                        253              10,982,830.59        14.83
--------------------------------------------------------------------------
Total...............     984            $     74,038,487.51   100.00%
==========================================================================

                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 706    47,292,101.40          63.88
Partially Amortizing             278    26,746,386.11          36.12
--------------------------------------------------------------------------
Total..................          984  $     74,038,487.51     100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                        ABFS Mortgage Loan Trust 1998-2

                            APPROXIMATE CLASS SIZES

                [$38,700,000]  Class A-1 FLOATING RATE CERTIFICATES


                [$14,200,000]  Class A-2 FIXED RATE CERTIFICATES


                [$24,900,000]  Class A-3 FIXED RATE CERTIFICATES


                [$14,100,000]  Class A-4 FIXED RATE CERTIFICATES


                [$14,480,000]  Class A-5 FIXED RATE CERTIFICATES


                [$11,820,000]  Class A-6 FIXED RATE CERTIFICATES
                                Non-Accelerated Senior


The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1998-2 transaction, and not by, or as agent, for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2


                               PRICING INFORMATION
                       ----------------------------------


Class:                  A-1*            A-2             A-3             A-4             A-5**           A-6
                                                                                                        NAS Bond

Approximate
Face Amount:      [38,700,000]    [14,200,000]      [24,900,000]    [14,100,000]    [14,480,000]    [11,820,000]

Coupon:            [L + 5bps]        [6.285]           [6.340]         [6.490]         [6.850]          [6.455]

Price:                [100-00]        [100-00]         [100-00]         [100-00]        [100-00]        [100-00]

Yield:                  [na]           [6.139]          [6.270]         [6.474]         [6.872]         [6.459]

Spread:                 [5]             [57]            [68]            [89]            [120]            [82]

Exp Avg Life
to Maturity:         [0.967]yrs       [1.999]yrs     [3.099]yrs      [4.994]yrs       [9.958]yrs      [6.566]yrs

Exp Avg Life
to Call:             [0.967]yrs       [1.999]yrs     [3.099]yrs      [4.994]yrs       [8.018]yrs      [6.434]yrs

Exp 1st
Prin Pmt:            [07/25/98]       [02/25/00]     [10/25/00]      [07/25/02]       [08/25/04]      [07/25/01]

Exp Mat
to call:             [02/25/00]       [10/25/00]     [07/25/02]      [08/25/04]       [12/25/06]      [12/25/06]


Exp Mat:             [02/25/00]       [10/25/00]     [07/25/02]      [08/25/04]       [12/25/13]      [06/25/13]


Stated Mat:          [09/25/12]       [06/25/13]     [02/25/14]      [11/25/20]       [10/25/28]      [10/25/28]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [-----------------------------------------------6/2/98--------------------------------]

Investor
Settle Date:            6/18/98         6/18/98         6/18/98         6/18/98         6/18/98         6/18/98

Cut-off Date
(Close of Business):    5/31/98         5/31/98         5/31/98         5/31/98         5/31/98         5/31/98


Pmt Delay:              0 days          24 days         24 days         24 days         24 days         24 days

Dated Date:             6/18/98          6/1/98         6/1/98          6/1/98          6/1/98          6/1/98

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               7/25/98         7/25/98         7/25/98         7/25/98         7/25/98         7/25/98

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2



*Class A-1 Net Funds Cap:  The Pass-Through Rate on the Class A-1
                           Certificates will equal the lesser of:
                           1) Class A-1 Pass-Through Rate (One Month LIBOR
                           + 5bps)
                           2) Available Funds Cap

Available Funds Cap:       A rate equal to the weighted average net coupon rate
                           (i.e., the gross weighted average coupon less
                           [0.745]% for servicing fee, trustee fee and certificate insurer premium) for the Mortgage Loans for such Distribution Date.

**Class A-5 Coupon
Step-up: Class A-5 is priced to call. If the Servicer does not exercise the Cleanup Call, the coupon on Class A-5 will increase 50 basis points.

Cashflow Priority:         1) Repayment of unreimbursed Servicer advances;
                           2) Servicing fee;
                           3) Trustee fee;
                           4) Surety fee;
                           5) Repayment of unreimbursed Surety payments;
                           6) Accrued monthly interest for Class A
                           Certificateholders (pro-rata);
                           7) Monthly principal to the Class A
                           Certificateholders (as described below); 8) Excess cashflow to build over-collateralization ("O/C"); and
                           9) Any remaining excess cashflow to the holders of the Class R Certificates.

Class A Certificate
Principal Paydown:         1)  To the Class A-6 Certificateholders -- the
                           Class A-6 Lockout Remittance Amount
                           2) To the Class A-1 through A-6 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:         The applicable Class A-6 Lockout Percentage
                           multiplied by the Class A-6 Lockout Pro Rata
                           Remittance Amount for such Payment Date.

                           THE CLASS A-6 Lockout Pertcentage
                           ----------------------------------
                           July 1998 to June 2001     ==>   0%
                           July 2001 to June 2003     ==>  45%
                           July 2003 to June 2004     ==>  80%
                           July 2004 to June 2005     ==> 100%
                           July 2005 and thereafter   ==> 300%



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-2
                        Mortgage Pass-Through Certificates, Series 1998-2 Class
                        A-1 ("Floating Rate Certificates") Class A-2, A-3, A-4,
                        A-5, and A-6 ("Fixed-Rate Certificates", together with the Floating Rate Certificates, the "Class A
                        Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage Investment
                        Company will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$118,200,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [6/2/98]

Investor
Settlement Date:        [6/18/98]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      [ L + 5bps ]% on Class A-1 Certificates* [6.285]% on
                        Class A-2 Certificates [6.340]% on Class A-3
                        Certificates [6.490]% on Class A-4 Certificates [6.850]% on Class A-5 Certificates [6.455]% on Class A-6
                        Certificates (NAS Bond)

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP (2.3% CPR in month 1 with monthly incremental
                        increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in July 1998. The payment delay will be zero days for the Floating Rate Certificates and 24 days for the Fixed Rate Certificates.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional Cleanup Call:  The Servicer may call the Class A Certificates on any
                        Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-2


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard &
                        Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  [The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created. On the first payment date, 0% of the excess cashflow available will be directed to build O/C; after the first payment date, 80% of the excess cashflow available will be directed to build O/C until the pool initially reaches its required O/C target. After the pool initially reaches it required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level.]

Overcollateralization
Levels (Approx.):       [Initial O/C based on original collateral balance:
                        [1.50%]
                        O/C Target based on original collateral balance:
                        [5.00%]
                        These O/C percentages are subject to step-downs beginning in month [36] if certain tests are met.]

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the
                        Pre-funded Amount"), which will equal approximately
                        [$20,000,000] will be deposited in a Pre-funding
                        Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement
                        Date, the Pre-funding Amount will remain in the Pre-funding Account. The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing Agreement. Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R
                        Certificateholders) will be distributed to the Class A
                        Certificateholders on the August 25, 1998 Distribution
                        Date as a partial prepayment of principal of such Certificates.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Class A Certificates will not be ERISA eligible
                        during the Funding Period. However, the Class A
                        Certificates may be ERISA eligible after the Funding
                        Period. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                        Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   S&P:     "AAA" for all Class A Certificates.
                        Moody's: "Aaa" for all Class A Certificates.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho at (212) 778-4127 or Katya Sverdlov at (212) 778-8038.
                        FSG: Januar Laude at (212) 778-7176 or YQ Zhang at (212) 778-1196.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KATYA SVERDLOV AT:

                        IMPACT ID: SVERDLOV
                        CCMAIL: KATYA_SVERDLOV@CCMAIL.PRUSEC.COM

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  ABFS82
     -  Cut Off Date of Tape is  5/31/98
     -  fix
     -      $74,038,487.51
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     984

Aggregate Unpaid Principal Balance:                $74,038,487.51
Aggregate Original Principal Balance:              $74,098,085.75

Weighted Average Net Coupon:                              10.959%
Net Coupon Range:                               7.740% -  17.490%

Weighted Average Gross Coupon:                            11.459%
Gross Coupon Range:                             8.240% -  17.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $75,242.37
Average Original Principal Balance:                    $75,302.93

Maximum Unpaid Principal Balance:                     $375,000.00
Minimum Unpaid Principal Balance:                       $9,708.20

Maximum Original Principal Balance:                   $375,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          226.871
Stated Rem Term Range:                          20.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        290.889
Amortized Rem Term Range:                       36.000 -  360.132

Weighted Average Age (Original Term - Rem Term):            0.402
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           227.272
Original Term Range:                            24.000 -  360.000

Weighted Average Combined LTV:                             76.027
Combined LTV Range:                             6.990% - 105.000%

--------------------------------------------------------------------------------

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 8.00% < Gross Coupon <=  8.25%          2          179,073.08          0.24
 8.25% < Gross Coupon <=  8.50%         16        1,148,124.62          1.55
 8.50% < Gross Coupon <=  8.75%          3          246,581.34          0.33
 8.75% < Gross Coupon <=  9.00%         36        3,828,834.53          5.17
 9.00% < Gross Coupon <=  9.25%         16        1,809,301.31          2.44
 9.25% < Gross Coupon <=  9.50%         52        3,738,367.89          5.05
 9.50% < Gross Coupon <=  9.75%         40        3,280,946.07          4.43
 9.75% < Gross Coupon <= 10.00%         90        8,078,472.77         10.91
10.00% < Gross Coupon <= 10.25%         21        1,682,060.63          2.27
10.25% < Gross Coupon <= 10.50%         77        6,498,589.72          8.78
10.50% < Gross Coupon <= 10.75%         28        2,705,868.79          3.65
10.75% < Gross Coupon <= 11.00%        124        8,792,757.89         11.88
11.00% < Gross Coupon <= 11.25%         25        2,231,684.33          3.01
11.25% < Gross Coupon <= 11.50%         35        3,097,830.47          4.18
11.50% < Gross Coupon <= 11.75%         43        2,343,176.32          3.16
11.75% < Gross Coupon <= 12.00%         84        5,222,198.18          7.05
12.00% < Gross Coupon <= 12.25%          8          968,858.58          1.31
12.25% < Gross Coupon <= 12.50%         42        2,875,718.21          3.88
12.50% < Gross Coupon <= 12.75%         10          602,655.19          0.81
12.75% < Gross Coupon <= 13.00%         54        2,878,788.17          3.89
13.00% < Gross Coupon <= 13.25%          3          310,915.51          0.42
13.25% < Gross Coupon <= 13.50%         17          682,426.00          0.92
13.50% < Gross Coupon <= 13.75%          2          205,715.67          0.28
13.75% < Gross Coupon <= 14.00%         30        1,410,007.71          1.90
14.25% < Gross Coupon <= 14.50%          4          216,014.09          0.29
14.50% < Gross Coupon <= 14.75%          2           89,200.00          0.12
14.75% < Gross Coupon <= 15.00%          3          313,900.00          0.42
15.25% < Gross Coupon <= 15.50%          5          268,888.49          0.36
15.50% < Gross Coupon <= 15.75%          4          714,750.00          0.97
15.75% < Gross Coupon <= 16.00%        101        6,786,042.22          9.17
16.00% < Gross Coupon <= 16.25%          2           80,000.00          0.11
16.25% < Gross Coupon <= 16.50%          2          244,739.73          0.33
16.75% < Gross Coupon <= 17.00%          2          261,000.00          0.35
17.50% < Gross Coupon <= 18.00%          1          245,000.00          0.33
--------------------------------------------------------------------------------
Total..........                        984     $     74,038,487.51    100.00%
================================================================================



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                ORIGINAL TERM

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance

 12 < Orig. Term <=  24        1         114,658.81           0.15%
 24 < Orig. Term <=  36        2         380,000.00           0.51%
 48 < Orig. Term <=  60       24         632,166.39           0.85%
 60 < Orig. Term <=  72        1          49,215.00           0.07%
 72 < Orig. Term <=  84       14         633,337.01           0.86%
 84 < Orig. Term <=  96        3          95,595.51           0.13%
108 < Orig. Term <= 120       68       2,154,918.73           2.91%
132 < Orig. Term <= 144        3         116,769.68           0.16%
144 < Orig. Term <= 156        2         135,317.35           0.18%
168 < Orig. Term <= 180      521      40,616,133.90          54.86%
228 < Orig. Term <= 240      168      11,055,565.51          14.93%
288 < Orig. Term <= 300        7         820,250.75           1.11%
324 < Orig. Term <= 336        1         193,500.00           0.26%
348 < Orig. Term <= 360      169      17,041,058.87          23.02%
-------------------------------------------------------------------
Total............          984        74,038,487.51         100.00%
===================================================================


                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 12 < Rem Term <=  24          1         114,658.81           0.15%
 24 < Rem Term <=  36          2         380,000.00           0.51%
 48 < Rem Term <=  60         24         632,166.39           0.85%
 60 < Rem Term <=  72          1          49,215.00           0.07%
 72 < Rem Term <=  84         14         633,337.01           0.86%
 84 < Rem Term <=  96          3          95,595.51           0.13%
 96 < Rem Term <= 108          1          11,091.86           0.01%
108 < Rem Term <= 120         67       2,143,826.87           2.90%
132 < Rem Term <= 144          3         116,769.68           0.16%
144 < Rem Term <= 156          2         135,317.35           0.18%
168 < Rem Term <= 180        521      40,616,133.90          54.86%
228 < Rem Term <= 240        168      11,055,565.51          14.93%
288 < Rem Term <= 300          7         820,250.75           1.11%
324 < Rem Term <= 336          1         193,500.00           0.26%
348 < Rem Term <= 360        169      17,041,058.87          23.02%
-------------------------------------------------------------------
Total............          984        74,038,487.51         100.00%
===================================================================



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 3          82,918.63       0.11
 10.000 < CLTV <=  15.000                 3          41,308.20       0.06
 15.000 < CLTV <=  20.000                 3          77,840.94       0.11
 20.000 < CLTV <=  25.000                 6         209,960.41       0.28
 25.000 < CLTV <=  30.000                10         316,101.77       0.43
 30.000 < CLTV <=  35.000                11         525,101.79       0.71
 35.000 < CLTV <=  40.000                18         666,021.11       0.90
 40.000 < CLTV <=  45.000                13         645,019.11       0.87
 45.000 < CLTV <=  50.000                25       2,033,299.26       2.75
 50.000 < CLTV <=  55.000                29       2,273,295.02       3.07
 55.000 < CLTV <=  60.000                39       2,780,859.87       3.76
 60.000 < CLTV <=  65.000                47       3,474,004.58       4.69
 65.000 < CLTV <=  70.000                86       6,427,634.00       8.68
 70.000 < CLTV <=  75.000               135       8,239,381.57      11.13
 75.000 < CLTV <=  80.000               221      16,705,889.46      22.56
 80.000 < CLTV <=  85.000               165      12,180,817.28      16.45
 85.000 < CLTV <=  90.000               163      16,942,691.59      22.88
 90.000 < CLTV <=  95.000                 4         266,542.92       0.36
 95.000 < CLTV <= 100.000                 2          55,300.00       0.07
100.000 < CLTV <= 105.000                 1          94,500.00       0.13
--------------------------------------------------------------------------
Total....................               984 $     74,038,487.51  100.00%
==========================================================================



          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       6           59,560.86       0.08
    10,000 < Balance <=    15,000      31          419,029.31       0.57
    15,000 < Balance <=    20,000      54        1,015,148.75       1.37
    20,000 < Balance <=    25,000      60        1,411,852.50       1.91
    25,000 < Balance <=    30,000      63        1,775,206.10       2.40
    30,000 < Balance <=    35,000      47        1,552,450.93       2.10
    35,000 < Balance <=    40,000      68        2,595,977.43       3.51
    40,000 < Balance <=    45,000      51        2,204,297.17       2.98
    45,000 < Balance <=    50,000      47        2,284,782.62       3.09
    50,000 < Balance <=    55,000      46        2,436,762.84       3.29
    55,000 < Balance <=    60,000      53        3,057,366.32       4.13
    60,000 < Balance <=    65,000      18        1,133,975.03       1.53
    65,000 < Balance <=    70,000      33        2,233,307.83       3.02
    70,000 < Balance <=    75,000      33        2,402,793.05       3.25
    75,000 < Balance <=    80,000      32        2,494,261.68       3.37
    80,000 < Balance <=    85,000      24        1,981,678.50       2.68
    85,000 < Balance <=    90,000      27        2,382,718.83       3.22
    90,000 < Balance <=    95,000      28        2,603,372.36       3.52
    95,000 < Balance <=   100,000      30        2,926,493.23       3.95
   100,000 < Balance <=   105,000      21        2,167,137.45       2.93
   105,000 < Balance <=   110,000      16        1,722,260.35       2.33
   110,000 < Balance <=   115,000      16        1,803,002.24       2.44
   115,000 < Balance <=   120,000      12        1,411,312.81       1.91
   120,000 < Balance <=   125,000      15        1,845,720.63       2.49
   125,000 < Balance <=   130,000      18        2,307,785.11       3.12
   130,000 < Balance <=   135,000      11        1,461,604.71       1.97
   135,000 < Balance <=   140,000      10        1,378,299.43       1.86
   140,000 < Balance <=   145,000      13        1,857,607.93       2.51
   145,000 < Balance <=   150,000       7        1,031,998.65       1.39
   150,000 < Balance <=   200,000      54        9,336,353.49      12.61
   200,000 < Balance <=   250,000      18        3,995,473.36       5.40
   250,000 < Balance <=   300,000      11        3,017,168.19       4.08
   300,000 < Balance <=   350,000      10        3,356,727.82       4.53
   350,000 < Balance <=   400,000       1          375,000.00       0.51
--------------------------------------------------------------------------
Total....................            984      $     74,038,487.51 100.00%
==========================================================================










          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       6           59,560.86       0.08
    10,000 < Balance <=    15,000      31          419,029.31       0.57
    15,000 < Balance <=    20,000      54        1,015,148.75       1.37
    20,000 < Balance <=    25,000      60        1,411,852.50       1.91
    25,000 < Balance <=    30,000      63        1,775,206.10       2.40
    30,000 < Balance <=    35,000      48        1,587,443.84       2.14
    35,000 < Balance <=    40,000      67        2,560,984.52       3.46
    40,000 < Balance <=    45,000      51        2,204,297.17       2.98
    45,000 < Balance <=    50,000      47        2,284,782.62       3.09
    50,000 < Balance <=    55,000      46        2,436,762.84       3.29
    55,000 < Balance <=    60,000      53        3,057,366.32       4.13
    60,000 < Balance <=    65,000      18        1,133,975.03       1.53
    65,000 < Balance <=    70,000      33        2,233,307.83       3.02
    70,000 < Balance <=    75,000      33        2,402,793.05       3.25
    75,000 < Balance <=    80,000      32        2,494,261.68       3.37
    80,000 < Balance <=    85,000      24        1,981,678.50       2.68
    85,000 < Balance <=    90,000      27        2,382,718.83       3.22
    90,000 < Balance <=    95,000      29        2,698,281.29       3.64
    95,000 < Balance <=   100,000      29        2,831,584.30       3.82
   100,000 < Balance <=   105,000      21        2,167,137.45       2.93
   105,000 < Balance <=   110,000      17        1,832,231.93       2.47
   110,000 < Balance <=   115,000      16        1,807,875.42       2.44
   115,000 < Balance <=   120,000      11        1,296,468.05       1.75
   120,000 < Balance <=   125,000      15        1,845,720.63       2.49
   125,000 < Balance <=   130,000      18        2,307,785.11       3.12
   130,000 < Balance <=   135,000      11        1,461,604.71       1.97
   135,000 < Balance <=   140,000      10        1,378,299.43       1.86
   140,000 < Balance <=   145,000      13        1,857,607.93       2.51
   145,000 < Balance <=   150,000       7        1,031,998.65       1.39
   150,000 < Balance <=   200,000      55        9,536,214.83      12.88
   200,000 < Balance <=   250,000      17        3,795,612.02       5.13
   250,000 < Balance <=   300,000      11        3,017,168.19       4.08
   300,000 < Balance <=   350,000      10        3,356,727.82       4.53
   350,000 < Balance <=   400,000       1          375,000.00       0.51
--------------------------------------------------------------------------
Total....................            984      $     74,038,487.51 100.00%
==========================================================================

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Colorado                   1                 112,000.00         0.15
Connecticut               17                 905,425.45         1.22
Delaware                  34               2,950,107.74         3.98
Florida                   25               1,797,234.78         2.43
Georgia                   76               5,628,182.64         7.60
Illinois                   6                 472,300.00         0.64
Indiana                    6                 215,866.00         0.29
Kentucky                   6                 354,980.97         0.48
Massachsetts               1                  23,000.00         0.03
Maryland                  32               2,470,887.57         3.34
Michigan                   1                  56,039.06         0.08
Mississippi               13               1,131,756.78         1.53
North Carolina            15                 761,489.07         1.03
New Jersey               248              22,211,559.47        30.00
New York                 113              10,795,048.25        14.58
Ohio                      21               1,133,682.28         1.53
Pennsylvania             325              19,829,037.03        26.78
South Carolina             5                 234,216.42         0.32
Tennessee                  7                 242,515.15         0.33
Virginia                  32               2,713,158.85         3.66
--------------------------------------------------------------------------
Total...............     984            $     74,038,487.51   100.00%
==========================================================================

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                                4           386,914.56       0.52
Commercial                        10         1,392,000.00       1.88
1-4 Resid Leasehold               67         7,236,851.39       9.77
Townhouses                       109         4,432,875.05       5.99
Condominiums                      22         1,433,157.07       1.94
Single Family Detached           735        55,249,465.57      74.62
Mobile Home                        4           161,223.87       0.22
5+ Family                          2           380,000.00       0.51
Mercantile Building               31         3,366,000.00       4.55
--------------------------------------------------------------------------
Total...............             984      $     74,038,487.51 100.00%
==========================================================================


          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       867    64,295,347.40          86.84
Investor                          65     4,074,606.83           5.50
Vacation/Second Home              11       910,533.28           1.23
Corporate                         41     4,758,000.00           6.43
--------------------------------------------------------------------------
Total..................          984  $     74,038,487.51     100.00%
==========================================================================


                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        731              63,055,656.92        85.17
2                        253              10,982,830.59        14.83
--------------------------------------------------------------------------
Total...............     984            $     74,038,487.51   100.00%
==========================================================================

                   LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 706    47,292,101.40          63.88
Partially Amortizing             278    26,746,386.11          36.12
--------------------------------------------------------------------------
Total..................          984  $     74,038,487.51     100.00%
==========================================================================





          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.